Rule 497(d)


                                     FT 474



              Supplement to the Prospectus dated November 30, 2000

Notwithstanding anything to the contrary in the Prospectus, all shares of Enron Corp. ("ENE") have been removed from The S&P Target 10 Portfolio, December 2000 Series and Total Target Portfolio, December 2000 Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

Fee Accounts Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.



December 3, 2001